PROMISSORY NOTE - EXTENSION

$100,000.00                                                                                                    September 8, 2010 (Original date)
March 15, 2011
(Date of Extension)

FOR VALUE RECEIVED, Haddad-Wylie Industries, LLC  with an address at 3840 South Water Street, Pittsburgh, Pennsylvania 15203 (collectively, the “Maker”), promises to pay to the order of Deric A. Haddad and Heather Haddad, individuals, with an address at 306 Bryce’s Lane, Elizabeth, Pennsylvania 15037, (“Payee”), at such address of Payee or at such other place as Payee may designate from time to time in writing, the principal sum of One Hundred Thousand Dollars ($100,000.00) lawful money of the United States of America, at the rate hereinafter provided, and both payable as hereinafter provided.

1. Interest Rate.  The principal balance of this Note shall bear interest at a fixed annual rate of fifteen percent (0.00%) until the Maturity Date (as defined herein) or until paid in full.

2. Payments of Principal and Interest.  Maker shall pay on or before the Fifteenth (15th) day of March 2012 (extended date) which is the Maturity Date of this Note (the “Maturity Date”).

3. Prepayments.  Maker may prepay at any time all or any portion of the unpaid principal sum hereunder without penalty or premium; provided, however, that the acceptance of any such partial prepayment when there is an event of default in existence hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Payee.

4. Events of Default.  The occurrence of any one or more of the following events shall constitute an event of default hereunder:

(a) Maker shall fail to pay the outstanding principal amount of this Note or any accrued and unpaid interest due to Payee under this Note within five (5) days after the same shall become due and payable, whether by maturity, acceleration or otherwise; or

(b) Maker shall apply for or consent to the appointment of a receiver, trustee or liquidator of himself or any of his property, admit in writing his inability to pay debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him in any proceeding under any such law, or if action shall be taken by Maker for the purpose of effecting any of the foregoing.

5. Remedies.  Upon the occurrence of any event of default, then the principal balance of this Note plus any and all interest accrued thereon shall become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Maker.  Upon the occurrence of any event of default, Payee may forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to Payee hereunder, under any other document or agreement executed by Maker or otherwise available to Payee at law, in equity, by statute or otherwise.

6. CONFESSION OF JUDGMENT.  MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR RECORD, OR ANY PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR MAKER AT ANY TIME OR TIMES, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST MAKER BY PAYEE WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE UNDER THE NOTE, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR ALL SUMS PAYABLE BY MAKER TO PAYEE THIS NOTE, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF PAYEE SETTING FORTH SUCH AMOUNT THEN DUE FROM MAKER TO PAYEE, PLUS REASONABLE ATTORNEY’S FEES, WITH COSTS OF SUIT.  IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY.  MAKER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS PAYEE SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO PAYEE UNDER THIS NOTE SHALL HAVE BEEN PAID IN FULL.

7. Remedies Cumulative, etc.

(a) No right or remedy conferred upon or reserved to Payee hereunder or under any other document evidencing or securing the Indebtedness, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Payee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.  No act of Payee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Payee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other.  The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of this Note or under any other document evidencing or securing the Indebtedness, shall not be construed as a waiver or release of the same, or of any event of default hereunder or thereunder, or of any obligation or liability of Maker hereunder or thereunder.

(b) The recovery of any judgment by Payee and/or the levy of execution under any judgment shall not affect in any manner or to any extent any rights, remedies or powers of Payee hereunder or under any other document evidencing or securing the Indebtedness, but such rights, remedies and power of Payee shall continue unimpaired as before.

(c) Maker hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, all amounts due hereunder except as may be otherwise specifically set forth herein.  To the extent permitted by law, Maker waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.  Maker further waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Payee hereunder, but such rights, remedies and power of Payee shall continue unimpaired as before.

(d) Maker agrees that Payee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms under this Note (and Maker hereby waives any notice of any of the foregoing), and any action taken by Payee pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Payee pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Payee, or of any event of default, or of any liability or obligation of the Maker.

8. Costs and Expenses.  Following the occurrence of any event of default, Maker shall pay upon demand all reasonable costs and expenses incurred by Payee in the exercise of any of his rights, remedies or powers hereunder and any amount thereof not paid promptly following demand therefor shall be added to the principal sum hereunder, at Payee’s option, shall bear interest until paid in full.

9. Notices.  All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

Maker:                                           Haddad-Wylie Industries, LLC
3840 South Water Street
Pittsburgh, PA 15203

Payee:                                           Deric A. Haddad                                                                             Heather Haddad
306 Bryce’s Lane                                                                             306 Bryce’s Lane
Elizabeth, PA 15037                                                                             Elizabeth, PA 15037

10. Successors and Assigns.  This Note inures to the benefit of Payee and binds Maker, and their respective heirs, personal representatives, successors and assigns, and the words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include such respective heirs, personal representatives, successors and assigns, as applicable.

11. Governing Law.  This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

12. Captions.  The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

13. Severability.  In the event that for any reason one or more provisions of this Note or their application to any person or circumstances shall be held invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible.  In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, Maker has executed this Promissory Note the day and year first above written.

WITNESS:

                               /s/ Deric Haddad, Pres/CEO

               Haddad-Wylie Industries,LLC

Deric and Heather Haddad
/s/ Deric Haddad   : /s/   Heather Haddad